[PHOTO OMITTED]

Gabelli
International
Growth
Fund,
Inc.

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1998

                               [GRAPHIC OMITTED]

                     Gabelli International Growth Fund, Inc.

                    Third Quarter Report - September 30, 1998

                                   * * * * *

      Morningstar rated Gabelli International Growth Fund 5 stars overall and for the three year period ended 9/30/98 among 819 international equity funds.

                                                                 [PHOTO OMITTED]
                                                                  Caesar Bryan

To Our Shareholders,

      All equity markets fell during the third quarter of 1998 with the exception of Korea and Thailand, each of which appreciated by roughly six percent. Generally, the markets that performed best over the last twelve months suffered most in the downturn. In Europe, Italy fell 10% while Sweden and Switzerland were down 20%. Latin America was uniformly poor with Brazil skidding 31%. The Far East was mixed as many of these markets had already declined sharply. Japan dropped 13% and Hong Kong slipped 8%. Losses overseas were mitigated for U.S. dollar-based investors as the dollar fell against the major overseas currencies.

Investment Performance

      For the third quarter ended September 30, 1998, The Gabelli International Growth Fund's (the "Fund") net asset value declined 16.2%. The Lipper Analytical Services International Fund Average and Morgan Stanley EAFE Index of international markets declined 16.2% and 14.2%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. Over the trailing twelve month period, the Fund declined 3.7%. The Lipper International Fund Average and Morgan Stanley EAFE Index declined 10.7% and 8.1%, respectively, over the same twelve month period. Since inception on June 30, 1995 through September 30, 1998, the Fund has a total return of 47.4%, which equates to an average annual return of 12.6%.

Our Approach

      We purchase attractively valued companies, which we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well-diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of September 30, 1998 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the last 10% receive one star.

INVESTMENT RESULTS(a)
--------------------------------------------------------------------------------
                                            Quarter
                           ---------------------------------------
                             1st       2nd       3rd          4th      Year
                             ---       ---       ---          ---      ----

1998: Net Asset Value ...  $17.03    $17.58    $14.74           --        --
      Total Return ......   18.3%      3.2%    (16.2)%          --        --
--------------------------------------------------------------------------------
1997: Net Asset Value ...  $13.51    $14.67    $15.31       $14.40    $14.40
      Total Return ......    0.7%      8.6%      4.4%        (5.9)%     7.3%
--------------------------------------------------------------------------------
1996: Net Asset Value ...  $11.71    $12.55    $12.53       $13.42    $13.42
      Total Return ......    6.6%      7.2%     (0.2)%        7.1%     22.2%
--------------------------------------------------------------------------------
1995: Net Asset Value ...      --        --    $10.57       $10.98    $10.98
      Total Return ......      --        --      5.7%(b)      3.9%      9.8%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Returns - September 30, 1998(a)
--------------------------------------------------------------------------------
1 Year ................................................................  (3.7)%

3 Year ................................................................  11.7%

Life of Fund (b) ......................................................  12.6%
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

International Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                    HOLDINGS BY GEOGRAPHIC REGION -- 9/30/98

                          United Kingdom .......  22.2%
                          Switzerland ..........  15.2%
                          France ...............  10.9%
                          Germany ..............   7.7%
                          Australia ............   7.1%
                          Japan ................   6.1%
                          South Africa .........   1.2%
                          Canada ...............   1.0%
                          Other Europe .........  28.6%

Portfolio Structure

      The Fund remains heavily concentrated in the developed equity markets of Europe. Outside Europe, the Fund is invested in Japan, Australia, Canada and South Africa. By sector, the Fund is heavily exposed to the consumer, health care, media and financial services (mainly insurance).

COMMENTARY

      The third quarter saw quite an unusual swing among equity investors from near euphoria to despair. And all of this occurred in about two months. So what happened? Put simply, it appears that the emerging market crisis, which had been largely limited to very far away places, finally moved a little closer to home. For European equity investors, that meant Russia. During the middle of August, the Russian economic crisis became front page news as the country defaulted on its debt and devalued the ruble. Markets were shocked because investors felt that Russia would not be permitted to fail.

      The emerging market contagion then spread to South America, with Brazil under the spotlight. This unnerved American investors due to South America's close economic links to the U.S. On top of this came the disclosure that Long Term Capital Management, a very large hedge fund based in Greenwich, Connecticut, had effectively gone bust. What shocked investors about this disclosure was that the hedge fund was so heavily leveraged and that no less than eight foreign government owned agencies were investors in the Fund. So far, only the central bank of Italy has gone public and admitted to having been involved. So much for prudent central banking. As other investment portfolios found trouble, credit spreads between Treasuries and other fixed income securities widened significantly.

      While all of this was occurring, equity markets weakened considerably. Very few markets or sectors were spared. In general, those markets that had performed best recently suffered most while some of the Far East markets that had already been very hard hit held up quite well. With investor fears focused on recession, economically sensitive sectors did particularly poorly and, of course, financial stocks, especially banks, fell sharply.

      The Chairman of the Federal Reserve Board, Alan Greenspan, appears to be fully aware of the stress within the financial system and lowered the Federal Funds rate by 25 basis points to 5.25% at the end of September. This was followed by another reduction by the same amount in early October. Other major countries, such as Japan and the United Kingdom, also have reduced interest rates. During this period, bond yields in most markets have fallen significantly as investors have sought less risky investments and inflationary expectations have been reduced. For example, German 10 year government bond yields fell from 4.78% at the end of June to 3.83% by the end of September 1998. This represents a major move.

      One of the causes of stress among emerging markets has been the strong dollar. However, the dollar weakened following the Federal Reserve Board's interest rate cuts. This should help many emerging countries service their debt. Indeed, the dollar's recent decline against the yen was as rapid as anything most veteran currency traders had ever witnessed. The chronic weakness of the Japanese banking system is now getting the full attention of the government authorities who have finally put a credible plan for solving the problem in place. Still, the Japanese economy is contracting at an annual rate of about 4.0% and further action by the government is required.

      Equity market valuations should continue to be supported by historic low bond yields. However, investors have become very concerned about corporate earnings growth over the next year. This concern has resulted in a rise in the equity risk premium. Our strategy is to remain focused on high quality businesses, which are fairly valued and have financial strength. We look to avoid companies that have little or no pricing power.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 1998.

Compagnie Financiere Richemont AG (RIFZ.S - $1,278.61 - Zurich Stock Exchange) is a Swiss-based holding company which exercises financial and operational control over companies operating primarily in the fields of tobacco and luxury goods. Richemont's interests in the tobacco industry are held through Rothmans International and three of the Group's trademarks: Rothmans, Dunhill and Peter Stuyvesant are among the top fifteen cigarette brands in the world. Through its luxury goods subsidiary, Richemont controls a portfolio of leading luxury goods brands including Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. Recently, the company sold its pay television company, Nethold, to Canal + for a 15% stake in Canal +. We believe this was an excellent transaction and shows management's ability to create value.

Nestle SA (NESZ.S - $99.47 - Zurich Stock Exchange), based in Switzerland, is one of the world's leading food companies. Its major business groups include beverages, milk products, prepared dishes and confectionery. Nestle invented instant coffee and its brand Nescafe is the world's leading instant coffee. Other well-known brands that Nestle controls include Perrier, Carnation, Stouffer's, Alcon and L'Oreal. Nestle's sales are spread over the different regions of the world with particularly strong positions in developing countries which, we believe, will contribute increasingly to revenues in the future. For example, of fifteen factories opened in the past three years, twelve were located in emerging markets. We expect fairly strong profit growth in the medium term after a few years of lackluster performance. The stock appears undervalued relative to its peers.

Novartis AG (NOVZN.S - $1,602.96 - Zurich Stock Exchange) is one of the world's largest pharmaceutical companies and was created by the merger of two of Europe's dominant pharmaceutical companies, Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of nearly $5 billion, was recently spun-off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will continue to reduce costs.

Roche Holding AG (ROCZg.S - $10,763.47 - Zurich Stock Exchange) is one of the world's leading health care companies. Apart from pharmaceuticals, the company has major positions in vitamins, diagnostics, fragrances and flavors and orthopedics. The company has recently completed the purchase of Corange for approximately $11 billion, which we believe will be additive to earnings. This acquisition will make Roche the largest diagnostic company. We expect Roche to introduce a number of new drugs during the next few years, which should result in stronger earnings growth.

SCOR SA (SCOR.PA - $59.41 - Paris Stock Exchange) is a leading European reinsurance company based in France. The reinsurance industry is in the midst of a period of consolidation that will likely raise a barrier to entry. This consolidation trend should have a positive impact on profitability. SCOR trades at a meaningful discount to its competitors which, we believe, will narrow over time.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli International Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      Shareholders will soon be able to receive quarterly reports from Gabelli Funds via e-mail. We anticipate that this service will be available in early 1999. If you are interested in receiving your quarterly report via e-mail, please send an e-mail to mutualfunds@gabelli.com with your name and address and we will provide you with the appropriate forms. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to assist you as well.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                   Sincerely,


                                   /s/ Caesar Bryan

                                   Caesar Bryan
                                   President and Portfolio Manager

October 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998
                               ------------------

Novartis AG
SCOR SA
Nestle SA
Glaxo Wellcome plc
Compagnie Financiere Richemont
Roche Holding AG
Invik & Co. AB
CGU plc
Vodafone Group plc
CRH plc
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli International Growth Fund, Inc.
Portfolio of Investments -- September 30, 1998 (Unaudited)
================================================================================

                                                           Market
 Shares                                                    Value
 ------                                                    -----
           COMMON STOCKS - 92.4%

           Automotive - 2.1%
  8,000    Renault SA ................................. $   319,726
  9,000    Toyota Motor Corp. .........................     201,660
                                                        -----------
                                                            521,386
                                                        -----------
           Automotive: Parts and Accessories - 1.0%
 11,500    Phoenix AG .................................     241,511
                                                        -----------
           Broadcasting - 5.3%
  3,700    Audiofina ..................................     155,552
 36,000    Granada Group plc ..........................     452,721
  1,650    NRJ SA .....................................     267,895
  1,800    Pathe SA ...................................     337,211
 35,000    Publishing and Broadcasting Ltd. ...........     123,502
                                                        -----------
                                                          1,336,881
                                                        -----------
           Building and Construction - 2.2%
 45,000    CRH plc ....................................     566,666
                                                        -----------
           Business Services - 1.1%
  5,833    Reuters Holdings plc, ADR ..................     288,004
                                                        -----------
           Computer Software and Services - 0.6%
 20,000    Merkantildata ASA ..........................     152,663
                                                        -----------
           Conglomerates - 2.5%
  8,800    Invik & Co. AB, B Free .....................     634,627
                                                        -----------
           Consumer Products - 10.0%
  2,500    Christian Dior SA ..........................     200,721
    520    Compagnie Financiere Richemont AG ..........     664,878
 20,000    Matsushita Electronic Industrial Co. Ltd. ..     272,554
  4,000    Nintendo Co. Ltd. ..........................     377,314
 25,000    Reckitt & Colman plc .......................     369,833
  4,200    Sony Corp. .................................     292,815
    550    Swatch Group AG ............................     330,164
                                                        -----------
                                                          2,508,279
                                                        -----------
           Diversified Industrial - 4.3%
  3,500    Deutsche Babcock AG ........................     184,282
 10,000    Indus Holding AG ...........................     382,923
  4,500    Oerlikon-Buhrle Holding AG .................     524,990
                                                        -----------
                                                          1,092,195
                                                        -----------
           Energy - 2.5%
 23,000    British Petroleum Co. plc ..................     351,776
  5,500    Veba AG ....................................     286,295
                                                        -----------
                                                            638,071
                                                        -----------
           Equipment and Supplies - 0.7%
  1,000    KSB AG .....................................     185,478
                                                        -----------
           Financial Services - 3.8%
144,492    Colonial Ltd. .............................. $   407,851
  7,000    Safra Republic Holdings SA .................     296,660
 15,000    Schroders plc ..............................     245,989
                                                        -----------
                                                            950,500
                                                        -----------
           Financial Services: Banks - 7.9%
 50,000    Banca Commerciale Italiana .................     301,189
110,000    Banca Nazionale Lavoro .....................     286,708
  7,500    Banco Pastor SA ............................     395,945
 30,237    Bank of Ireland ............................     540,474
 50,000    Bank of Scotland ...........................     477,107
                                                        -----------
                                                          2,001,423
                                                        -----------
           Food and Beverage - 6.0%
180,000    Foster's Brewing Group Ltd. ................     392,306
  1,000    Moevenpick Holding AG ......................     433,428
  7,000    Nestle SA, ADR .............................     696,303
                                                        -----------
                                                          1,522,037
                                                        -----------
           Health Care - 14.3%
 33,000    Astra AB, Cl. A ............................     564,424
 23,000    Glaxo Wellcome plc .........................     678,928
    600    Novartis AG ................................     961,778
     60    Roche Holding AG ...........................     645,808
  2,000    Schering AG ................................     206,719
 15,000    Zeneca Group plc ...........................     530,214
                                                        -----------
                                                          3,587,871
                                                        -----------
           Insurance - 10.8%
 25,000    AMP Ltd.+ ..................................     302,787
 40,670    CGU plc ....................................     629,981
120,000    Istituto Nazionale delle Assicurazioni .....     305,002
  8,600    Mapfre Corp. ...............................     171,013
 13,000    SCOR SA ....................................     772,373
 40,000    Skandia Forsakrings AB .....................     520,772
                                                        -----------
                                                          2,701,928
                                                        -----------
           Metals and Mining - 2.7%
  5,000    Anglogold Ltd. .............................     134,375
 26,081    Antofagasta Holding plc ....................      75,348
  5,000    Barrick Gold Corp. .........................     100,000
 30,000    Harmony Gold Mining Ltd.+ ..................     141,581
 75,000    Lihir Gold Ltd.+ ...........................      96,833
 10,000    Placer Dome Inc. ...........................     138,125
                                                        -----------
                                                            686,262
                                                        -----------

Gabelli International Growth Fund, Inc.
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
================================================================================

                                                           Market
 Shares                                                    Value
 ------                                                    -----

           COMMON STOCKS (Continued)

           Publishing - 7.5%
 25,000    Arnoldo Mondadori Editore SpA .............. $   288,541
 56,573    Independent Newspapers Ltd. ................     199,957
 35,000    Independent Newspapers plc .................     126,393
 55,037    News Corp. Ltd. ............................     354,640
 30,000    Pearson plc ................................     558,255
 30,000    Schibsted SA ...............................     372,877
                                                        -----------
                                                          1,900,663
                                                        -----------
           Telecommunications - 1.2%
     40    Nippon Telegraph & Telephone Corp. .........     292,389
                                                        -----------
           Textile - 0.9%
 30,000    Simint SpA+ ................................     216,043
                                                        -----------
           Transportation - 1.3%
 15,637    MIF Ltd.+ ..................................     316,885
                                                        -----------
           Wireless Communications - 3.7%
 60,000    Telecom Italia Mobile SpA ..................     349,626
  5,150    Vodafone Group plc, ADR ....................     580,663
                                                        -----------
                                                            930,289
                                                        -----------
           TOTAL COMMON STOCKS ........................  23,272,051
                                                        -----------
           PREFERRED STOCKS - 1.3%

           Automotive - 1.3%
  7,000    Volkswagen AG Pfd ..........................     318,305
                                                        -----------
           OPTIONS - 0.0%

           Metals and Mining - 0.0%
 16,000    Durban Roodepoort Deep Ltd.+ ...............       6,258
                                                        -----------
           TOTAL INVESTMENTS - 93.7% .................. $23,596,614

           Other Assets and
             Liabilities (Net) - 6.3% .................   1,592,760
                                                        -----------
           NET ASSETS - 100.0%
             (1,708,948 shares outstanding) ........... $25,189,374
                                                        ===========
           NET ASSET VALUE,
             Offering and Redemption
             Price Per Share ..........................      $14.74
                                                             ======

                                                                   Net
Principal                                        Settlement     Unrealized
 Amount                                             Date       Appreciation
 ------                                             ----       ------------

           FORWARD FOREIGN EXCHANGE CONTRACTS
156,678(a) Deliver Australian Dollars
             in exchange for USD 92,691 ........  10/02/98         $102

----------
(a)   Principal amount denoted in Australian Dollars.
+     Non-income producing security.
ADR - American Depositary Receipt.

                     Gabelli International Growth Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

                        Officers and Portfolio Managers

Caesar Bryan
President and
Portfolio Manager

Bruce N. Alpert
Vice President
and Treasurer

James E. McKee
Secretary

                                  Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------